Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
21.	Subsequent Events

a)

In January 2016, the Partnership sold a 1992-built shuttle tanker, the Navion Torinita, which was classified as held for sale on the Partnership’s consolidated balance sheet as of December 31, 2015, for gross proceeds of $5.1 million, consistent with the amount reported on the balance sheet.

b)

As at December 31, 2015, the Kilimanjaro Spirit and Fuji Spirit conventional tankers were classified as held for sale on the Partnership’s consolidated balance sheets due to the expected sale of these vessels in early-2016. As part of the sale, the Partnership is in-chartering these vessels for a period of three years with an additional one-year extension option. One vessel is fixed on a two-year time-charter-out contract and the other vessel is trading in the spot conventional tanker market.